UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

6366 College Blvd.

Overland Park, KS 66211

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on November 3, 2025

The Notice of Annual Meeting and the Proxy Statement

are available at:

https://www.digitalallyinc.com/investor-relations/

DIGITAL ALLY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 3, 2025

                , 2025

To our Stockholders:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Digital Ally, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on November 3, 2025 at 1:00  p.m., Central Time, at the Company’s offices at 6366 College Blvd., Overland Park, KS 66211 for the following purpose:

1.	To elect four directors;

2.	To ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm;

3.	To approve the transactions contemplated by the securities purchase agreement, entered into as of September 15, 2025, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of our Common Stock, par value $0.001 per share (“Common Stock”) upon (i) conversion of the senior secured convertible notes due September 15, 2026, and (ii) exercise of the Common Stock Purchase Warrants dated September 15, 2025.

4.	To approve the transactions contemplated by the Common Stock purchase agreement, entered into as of September 15, 2025 (the “ELOC Purchase Agreement”), by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of Common Stock pursuant to the ELOC Purchase Agreement.

5.	To approve the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under such Plan by 375,000 shares of Common Stock;

6.	To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers;

7.	To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation;

8.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing proposals are more fully described in the proxy statement that is attached and made a part of this notice of Annual Meeting (the “Proxy Statement”). Only stockholders of record of shares of Common Stock at the close of business on October 8, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners of shares of Common Stock also must provide evidence of their holdings of such shares as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted during the Annual Meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Thank you for your ongoing support of, and continued interest in, Digital Ally.

Sincerely,

Stanton E. Ross
Chief Executive Officer and
Chairman of the Board

If your shares are held in street name, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of shares of Common Stock, as of the Record Date, to the Company, 6366 College Blvd., Overland Park, KS 66211, telephone (913) 814-7774, Attention: Corporate Secretary. Proof of ownership would be a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Company stockholder as of the Record Date.

Backpacks, cameras, recording equipment and other electronic recording devices will not be permitted at the Annual Meeting. Cell phones will be permitted in the meeting venue but may not be used for any purpose at any time while in the meeting venue. The Company reserves the right to inspect any persons or items prior to their admission to the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

Table of Contents

Page
PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS	1
INFORMATION CONCERNING SOLICITATION AND VOTING	1
Stockholder List	6
Our Voting Recommendations	6
Voting Results	6
Deadline For Receipt Of Rule 14a-8 Stockholder Proposals For 2025 Annual Meeting Of Stockholders	6
Other Matters	6
PROPOSAL ONE: ELECTION OF DIRECTORS	7
Nominees	7
Vote Required and Board Recommendation	8
Board of Directors and Committee Meetings	8
Committees of the Board of Directors	9
Board of Directors’ Role in the Oversight of Risk Management	11
Board Leadership Structure	12
Stockholder Communication with the Board of Directors	12
Policy for Director Recommendations and Nominations	12
Code of Ethics and Conduct	13
Director Compensation	13
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION AND RELATED INFORMATION	15
Summary Compensation Table	15
All Other Compensation Table	16
Grants of Plan-Based Awards	18
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	18
Retention Agreements	18
Retention Agreement Compensation	18
Outstanding Equity Awards at Fiscal Year-End	20
Option Exercises and Restricted Stock Vested	21
Stock Option and Restricted Stock Grants	21
INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION	22
Securities Authorized for Issuance under Equity Compensation Plans	22
Equity Compensation Plan Information	23
Pay Versus Performance	23
PEO Equity Award Adjustment Breakout	24
Non-PEO Equity Award Adjustment Breakout	24
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
TRANSACTIONS WITH RELATED PERSONS	25
PROPOSAL TWO: TO RATIFY THE APPOINTMENT OF VICTOR MOKUOLU CPA PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
Vote Required and Board Recommendation	27
REPORT OF THE AUDIT COMMITTEE	28
Review and Discussion with Management	28
Review and Discussion with Independent Registered Public Accounting Firm Conclusion	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
PROPOSAL THREE: APPROVAL OF THE NOTE AND WARRANT PROPOSAL	30
Summary	30
Background	30
Effect on Issuance of Additional Securities	31
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	31
Additional Information	31
Vote Required and Recommendation	31
PROPOSAL FOUR: APPROVAL TO ISSUE ALL OF THE PURCHASE SHARES IN CONNECTION WITH THE COMMITTED EQUITY FINANCING	32
Summary	32
Background	32
Effect on Issuance of Additional Securities	34
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	35
Additional Information	35
Vote Required and Recommendation	35
PROPOSAL FIVE: TO AMEND THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 375,000 SHARES TO 375,045 SHARES.	36
Summary of Amendment to the 2022 Stock Option and Restricted Stock Plan	36
Vote Required and Recommendation	39
PROPOSAL SIX: A NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS	40
Summary	40
Vote Required and Recommendation	40
PROPOSAL SEVEN: A NON-BINDING ADVISORY PROPOSAL ON THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION	41
Summary	41
Vote Required and Recommendation	41
ADVANCE NOTICE PROVISION FOR STOCKHOLDER PROPOSALS AND NOMINATIONS	42
Annual Report	42
Appendix A -The Digital Ally, Inc. 2023 Stock Option and Restricted Stock Plan	A-1

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

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DIGITAL ALLY, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, (referred to in this proxy statement as “Digital Ally,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at a Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 3, 2025 at 1:00 p.m., Central Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our corporate facility, located at 6366 College Blvd., Overland Park, KS 66211. The telephone number at that location is (913) 814-7774.

Voting materials, which include this proxy statement (the “Proxy Statement”) and the enclosed proxy card, will be first mailed to stockholders on or about October 15, 2025.

Stanton E. Ross, our Chairman of the Board and Chief Executive Officer, and Thomas J. Heckman, our Chief Financial Officer, Secretary and Treasurer, are named as attorneys-in-fact in the proxy. Mr. Ross and Mr. Heckman will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below. Where a vote has been specified in the proxy with respect to the matters identified in the notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board of Directors on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon the proposals to (i) elect four directors (“Proposal No. 1”), (ii) ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm (“Proposal No. 2”), (iii) approve the transactions contemplated by the securities purchase agreement, entered into as of September 15, 2025, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of our Common Stock, par value $0.001 per share (“Common Stock”) upon (i) conversion of the senior secured convertible notes due September 15, 2026, and (ii) exercise of the Common Stock Purchase Warrants dated September 15, 2025 (“Proposal No. 3”), (iv) To approve the transactions contemplated by the common stock purchase agreement, entered into as of September 15, 2025 (the “ELOC Purchase Agreement”), by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of Common Stock pursuant to the ELOC Purchase Agreement (“Proposal No. 4”), (v) to approve the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under such Plan by [__] shares of Common Stock (“Proposal No. 5”), (vi) to approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (“Proposal No. 6”), (vii) to approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation (“Proposal No. 7”), (vii) to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof (“Proposal No. 8”).

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on October 8, 2025 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, [__ ] shares of Common Stock were issued and outstanding, all of which are voting stock.

Voting

Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. There are no cumulative voting rights.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

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How Do I Vote?

Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Annual Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Please refer to the instructions below.

Record Holder

If you are a stockholder of record who owns shares directly in your name, you may vote your shares in one of the following ways:

By telephone. You may vote your shares by calling 1-800-690-6903.

Over the Internet. Go to www.proxyvote.com. You will need to have your Control Number available when you access the website. Your Control Number is on the notice or proxy card that you received in the mail.

By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Annual Meeting.

During the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

If you vote by telephone or via the Internet at www.proxyvote.com, you must vote no later than 11:59 p.m. ET on November 2, 2025. You do not need to return a proxy card by mail. Voting electronically or by telephone is convenient, reduces the use of natural resources and saves significant postage and processing costs. Your vote is also recorded immediately and there is no risk that postal delays could cause your vote to arrive late and therefore not be counted.

Beneficial Owner (Holding Shares in Street Name)

If you are a beneficial owner who owns shares indirectly through a bank, broker or other nominee, you should follow the instructions in the notice or voting instructions that you receive from the broker or other nominee holding your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you provide a legal proxy from your broker or nominee giving you the right to vote the shares.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Annual Meeting. Our Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of thirty-three and one-third percent (33 1/3%) of stock issued and outstanding and entitled to vote at such meeting shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.

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The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Annual Meeting may adjourn the Annual Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters.

Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?

The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:

Proposal No. 1, “To elect four directors;”

Proposal No. 3, “To approve the transactions contemplated by the securities purchase agreement, entered into as of September 15, 2025, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of our Common Stock, par value $0.001 per share Common Stock upon (i) conversion of the senior secured convertible notes due September 15, 2026, and (ii) exercise of the Common Stock Purchase Warrants dated September 15, 2025;”

Proposal No. 4, “To approve the transactions contemplated by the common stock purchase agreement, entered into as of September 15, 2025 the ELOC Purchase Agreement, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of Common Stock pursuant to the ELOC Purchase Agreement’”

Proposal No. 5, “To approve the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under such Plan by 375,000 shares of Common Stock;”

Proposal No. 6, “To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers;”

Proposal No. 7, “To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation;” and

Proposal No. 8, “To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.”

The following Proposals are “routine” and thus a broker discretionary vote is allowed:

Proposal No. 2, “To ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm”

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How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Annual Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed
1.	Elect four directors	The candidates receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.	No

2.	Ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm	The affirmative vote of the holders of a majority of the votes cast.	Yes

3.	Approve the transactions contemplated by the securities purchase agreement, entered into as of September 15, 2025, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of our Common Stock, par value $0.001 per share Common Stock upon (i) conversion of the senior secured convertible notes due September 15, 2026, and (ii) exercise of the Common Stock Purchase Warrants dated September 15, 2025	The affirmative vote of the holders of a majority of the votes cast.	No

4.	Approve the transactions contemplated by the common stock purchase agreement, entered into as of September 15, 2025 the ELOC Purchase Agreement, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of Common Stock pursuant to the ELOC Purchase Agreement	The affirmative vote of the holders of a majority of the votes cast.	No

5.	Approve the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under such Plan by 375,000 shares of Common Stock	The affirmative vote of the holders of a majority of the votes cast.	No

6.	Approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers	The affirmative vote of the holders of a majority of the votes cast.	No

7.	Approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation	The affirmative vote of the holders of a majority of the votes cast.	No

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How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding.

What Are the Voting Procedures?

In voting by proxy on the proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page 2.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including on the day of the Annual Meeting by giving written notice to the Corporate Secretary of Digital Ally or by voting in person at the Annual Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Digital Ally, Inc., 6366 College Blvd., Overland Park, KS 66211, telephone (913) 814-7774, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What is “Householding” and How Does It Affect Me?

Record holders who have the same address and last name will receive only one copy of the Annual Meeting materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the Annual Meeting materials, or if you hold Digital Ally stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Securities Transfer Corporation, in writing: Mr. Matthew Smith, Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, TX 75093; or by telephone: (469) 633-0101; or by facsimile: (469) 633-0088.

If you participate in householding and wish to receive a separate copy of the Annual Meeting materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Securities Transfer Corporation as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Digital Ally stockholders with any of the proposals described above to be brought before the Annual Meeting.

5

Stockholder List

The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 6366 College Blvd., Overland Park, KS 66211, beginning October 20, 2025, which is at least ten (10) business days prior to the date of the Annual Meeting and the stockholder list will be available at the Annual Meeting.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the four nominees to the Board of Directors;

●	FOR the ratification of the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm;

●	FOR the approval of the transactions contemplated by the securities purchase agreement, entered into as of September 15, 2025, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of our Common Stock, par value $0.001 per share Common Stock upon (i) conversion of the senior secured convertible notes due September 15, 2026, and (ii) exercise of the Common Stock Purchase Warrants dated September 15, 2025;

●	FOR the approval of the transactions contemplated by the common stock purchase agreement, entered into as of September 15, 2025 the ELOC Purchase Agreement, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of Common Stock pursuant to the ELOC Purchase Agreement;

●	FOR the approval of the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under such Plan by 375,000 shares of Common Stock;

●	FOR the approval of a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers; and

●	FOR the advisory vote to approve the compensation of our executive officers every 3 years.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Annual Meeting.

Deadline for Receipt of Rule 14a-8 Stockholder Proposals for 2025 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the SEC and our Bylaws. Stockholders wishing to present a proposal to be eligible for inclusion in the Proxy Statement and form of proxy relating to our 2025 annual meeting of stockholders must submit such proposal to us by [__], 2025, which is the 120th calendar day prior to the one-year anniversary date on which this Proxy Statement is expected to be first mailed to stockholders in connection with our 2025 Annual Meeting, or, if our 2025 Annual Meeting is changed by more than thirty (30) days from the anniversary date of our 2024 annual meeting, then a reasonable time before the Company begins to print and mail its proxy materials in connection with the 2025 Annual Meeting of stockholders. Any such proposals should be in compliance with our Bylaws and should be submitted to Digital Ally, Inc., 6366 College Blvd., Overland Park, KS 66211, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Annual Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 3, 2025:

Copies of our notice of Annual Meeting, Proxy Statement and 2024 Annual Report are available online at www.digitalallyinc.com.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, four of which are presently directors of Digital Ally.

If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this Proxy Statement are set forth below:

Name of Nominee	Age	Director Since
Stanton E. Ross	64	2005
Leroy C. Richie (1)(2)(3)	84	2005
D. Duke Daughtery (1)(2)(3)	61	2023
Charles M. Anderson (1)(2)(3)	69	2024

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Governance Committee

Stanton E. Ross has served as Chairman, President and Chief Executive Officer (“CEO”) since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of American Noble Gas, Inc. (formerly known as Infinity Energy Resources, Inc.), a publicly held oil and gas exploration and development company (“AMGAS”) and served as an officer and director of each of AMGAS’s subsidiaries. He resigned from all his positions with AMGAS in June 2005, except Chairman, but was reappointed President in October 2006. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions, and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross estimates he devoted most of his time to Digital Ally and the balance to AMGAS in 2020. In late 2007, AMGAS sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and AMGAS and has not held any others during the previous five years. The Company believes that Mr. Ross’s broad entrepreneurial, financial, and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.

Leroy C. Richie has been the Lead Independent Director of Digital Ally since September 2005. He is also the Chairman of the Compensation Committee and Nominating Committee and a member of the Audit Committee. Since June 1, 1999, Mr. Richie has been a director of AMGAS. Additionally, until 2017, Mr. Richie served as a member of the board of directors of Columbia Mutual Funds (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. From 2007 to 2014, Mr. Richie served as a member of the board of directors of OGE Energy Corp. He holds no other public directorships and has not held any others during the previous five years. Until 2019, Mr. Richie served as the Vice-Chairman of the Board of Trustees and Chairman of the Compensation Committee for the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for its automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978) and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

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D. Duke Daughtery joined the board of directors of Digital Ally in October 2023 and he is also the chairman of the Audit Committee, and a member of the Compensation Committee and Nominating Committee. From 1987 to 2019, Mr. Daughtery was an assurance partner and audit practice leader with Grant Thornton and Deloitte & Touche in Kansas City. Mr. Daughtery was instrumental in the significant growth of Grant Thornton’s Kansas City audit practice. Mr. Daughtery served numerous companies ranging from high growth private equity backed clients, to multi-billion dollar revenue private companies, as well as public companies ranging from smaller public companies to the Fortune 500. Mr. Daughtery brings to the board of directors many years of leadership experience as an assurance partner at major accounting firms and extensive experience in developing and executing growth strategies, acquisitions and capital transactions. The Company considers Mr. Daughtery to be an audit committee financial expert. Mr. Daughtery obtained his Bachelor of Arts in Accounting and in Management and Business Administration from Saint Ambrose University. Mr. Daughtery holds no public company directorships other than with the Company and has only held the aforementioned position in Digital Ally during the previous five years. From 2019 to 2023, Mr. Daughtery was not employed by any company. The Company believes that Mr. Daughtery’s extensive experience as an accountant of public companies gives him the qualifications and skills to serve as a director

Charles “Chopper” Anderson joined the board of directors of Digital Ally in December 2024. Mr. Anderson has served as Chief Executive Officer at Alien Audio since 2007. He is a renowned bass player known for his exceptional talent and versatility in the music industry. Mr. Anderson graduated from Belmont College in 1977 as one of the first graduates of their newly founded music program. Moving to Nashville, Tennessee in 1975, Mr. Anderson became a sought-after session musician, collaborating with a wide range of artists across genres like rock, pop, country, and R&B. Through a variety of tours, records, and sessions, Mr. Anderson played the bass guitar with numerous notable artists such as Dolly Parton, Dottie West, Kenny Rogers, Marie Osmond, Lee Roy Parnell, and Edwin McCain. From 1991 to 2001 Mr. Anderson was on tour with Reba McIntire. In 2007, he founded his own bass guitar manufacturing company, Alien Audio, which is still doing business to date. His dynamic bass lines have featured on numerous hit albums, earning him a reputation for innovation and reliability. His contributions to music have earned him several awards and accolades, celebrating his technical proficiency and creative approach. His lasting impact on the music world continues to inspire both current and future generations of musicians. Mr. Anderson holds no public company directorships, nor has he held any public company directorships within the past five years, and the Company believes that Mr. Anderson’s extensive experience in the entertainment industry gives him the qualifications and skills to serve as a director.

Vote Required and Board Recommendation

If a quorum is present and voting, the four nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS

VOTE FOR EACH OF THE FOUR NOMINEES NAMED ABOVE.

Board of Directors and Committee Meetings

Our Board of Directors held four meetings and acted a number of times by unanimous consent resolutions during the fiscal year ended December 31, 2024. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2024. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2024 annual meeting of stockholders.

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Committees of the Board of Directors

Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2024 and year-to-date 2025.

Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company’s policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our Annual Report on Form 10-K; discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the SEC requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2024 is included in this Proxy Statement.

The Audit Committee is currently comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5605(a)(2). The Audit Committee held four meetings during the year-ended December 31, 2024. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The current members of our Audit Committee are D. Duke Daughtery, Leroy C. Ritchie, and Charles M. Anderson

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee to assure that such services do not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditors are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent registered public accounting firm. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee but may not delegate such authority to management.

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Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the SEC requires in our future Form 10-Ks and proxy statements.

Our Compensation Committee is currently comprised of three Directors, whom the Board considers to be independent under the rules of the SEC. The current members of our Compensation Committee are Leroy C. Richie, Chairman, D. Duke Daughtery, and Charles M. Anderson. The Compensation Committee held two meetings and acted several times by unanimous written consent resolutions during the year ended December 31, 2024. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Thomas J. Heckman, our Chief Financial Officer, also assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter for the Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating, and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise, or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy regarding the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

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The Nominating and Governance Committee selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Nominating and Governance Committee:

●	determines the criteria for the selection of prospective directors and committee members;

●	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

●	evaluates the performance and contributions of directors eligible for re-election;

●	determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

●	identifies persons who can provide needed skills and characteristics;

●	screens possible candidates for Board membership;

●	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

●	shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is currently comprised of three Directors, whom the Board considers to be independent under the rules of the SEC. The Nominating and Governance Committee held one meeting during the year ended December 31, 2024. The current members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, D. Duke Daughtery, and Charles M. Anderson. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which was amended in February 2010.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, independent registered public accounting firm, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

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Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.

In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Board Leadership Structure

Our Board of Directors does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead director, to ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and suppliers, particularly during times of turbulent economic and industry conditions.

Our Board of Directors also believes that a lead director is part of an effective Board leadership structure. To this end, the Board has appointed Leroy C. Richie as the lead director. The independent directors meet regularly in executive sessions at which only they are present, and the lead director chairs those sessions. As the lead director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee that evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that its leadership structure, which includes the appointment of an independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Digital Ally, Inc., attention: Corporate Secretary, 6366 College Blvd., Overland Park, KS 66211. Stockholders who would like their submission directed to a member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. The policy of our Nominating and Governance Committee is to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our Bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our Bylaws. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

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Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Digital Ally, Inc., Attention: Corporate Secretary, 6366 College Blvd., Overland Park, KS 66211. Such recommendations will be forwarded to the Nominating and Governance Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the Annual Meeting. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. Our Bylaws provide that, in order for a stockholder to nominate a director at an annual meeting of stockholders, the stockholder must give timely written notice to our Secretary and such notice must be received at our principal executive offices not less than one-hundred-and-twenty (120) days before the date of our release of the Proxy Statement to stockholders in connection with our previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee that is required under the Exchange Act, including such person’s written consent to being named in the Proxy Statement as a nominee and serving as a director, and cooperating with a background investigation. In addition, the stockholder must include in such notice the name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to our Secretary the information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.

To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees, officers and directors act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com and the Code of Ethics and Conduct was filed as an exhibit to our Annual Report on Form 10-K filed on March 4, 2008.

Director Compensation

Our non-employee directors received the stock option grants noted in the “Director Compensation” table below for their service on the Board of Directors in 2024, including on the Audit, Nominating and Governance, and Compensation Committees.

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Director compensation for the year ended December 31, 2024 was as follows:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Stanton E. Ross, Chairman of the Board of Directors(1)	$—	$—	$—	$—
Leroy C. Richie (2)	$15,000	$—	$—	$15,000
D. Duke Daughtery (2)	$13,750	$—	$—	$13,750
Charles M. Anderson (4)	$—	$—	$—	$—

(1)	As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.
(2)	The Board suspended their cash fees for the second, third and fourth quarters of 2024. The amounts shown represent the respective Director’s accrued but unpaid fees for the first quarter of 2024.
(3)	Mr. Anderson was appointed to the Board on December 17, 2024. Therefore, he received no director fees or stock-based compensation for services as a director during the year ended December 31, 2024.

Outstanding Stock Options Held by Directors

The following table presents information concerning the outstanding equity awards for the Directors as of December 31, 2024:

Outstanding Equity Awards at Fiscal Year-End

	Equity
	incentive
	plan
	awards:
	Number of	Number of	Number of
	securities	securities	securities
	underlying	underlying	underlying	Option
	unexercised	unexercised	unexercised	exercise	Option
	options (#)	options (#)	unearned	price	expiration
Name	exercisable	unexercisable	options (#)	($)	date
Stanton E. Ross Chairman, CEO and President	-	-	-	$-	-

Leroy C. Richie Lead Outside Director	1			$66,800.00	7/8/2031
	1			$83,600.00	5/1/2030
	2			$120,400.00	5/24/2029
	1			$88,000.00	7/5/2028
	2			$120,000.00	8/14/2027
	2	-	-	$156,800.00	5/11/2026

D Duke Daughtery
Director	-		-	$-	-

Charles M Anderson
Director	-		-	$-	-

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Name	Age	Position
Peng Han	51	COO
Thomas J. Heckman	66	CFO, Treasurer and Secretary

Peng Han has served as Chief Operating Officer since November 2021. Joining Digital Ally in February 2010, Mr. Han served as Lead Software Engineer, Software Manager, Vice President of Engineering, and CTO. With over two decades of experience in spearheading the development of innovative and cutting-edge software and hardware products, Mr. Han’s expertise lies in large-scale software development, video technology, real-time embedded systems, telecommunications, and intellectual property management. From 2005 to 2010, Mr. Han worked as Senior Staff Engineer for Ingenient Technologies, a leading provider of embedded multimedia system solutions. From 2004 to 2005, Mr. Han was employed by WMS Gaming, an electronic game entertainment company, where he worked as Core Software Engineer. From 2001 to 2003, he was employed as a Software Engineer by Tellabs, a telecommunication software and hardware solution provider. Mr. Han received his Master of Science degree in Computer Science at Iowa State University in Ames, Iowa.

Thomas J. Heckman has served as our Chief Financial Officer, Secretary and Treasurer since September 2007. During the years 2001-2007, Mr. Heckman provided consulting and business investment services to publicly traded and private companies. He has been involved in the successful completion of a number of initial public offerings (IPOs), reverse mergers and other transactions; drafted, filed and achieved SEC effectiveness for Form SB-2 filings; assisted in the raising of capital for private companies in a variety of industries; and developed multiple private placement memorandums. From 1983 until 2001, Mr. Heckman was employed by Deloitte and Touche, LLP, a subsidiary of Deloitte Touche Tohmatsu, one of the largest auditing, consulting, and financial advisory, risk management, and tax services organizations in the world. During his 18 years with Deloitte and Touche, LLP, including six years as Accounting and Auditing Partner in the Kansas City office, Mr. Heckman specialized in IPOs and public reporting entities. He served as partner in charge of a high-technology and emerging/high-growth company market segment for cross-discipline marketing efforts, assisted companies in preparing for public offerings and other liquidity events, and was involved in numerous initial/secondary financings and merger / acquisition transactions for public and private companies. He is experienced in all facets of SEC financial reporting and compliance matters. Mr. Heckman earned his Bachelor of Arts degree in Accounting at the University of Missouri – Columbia.

EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2024 and 2023:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)		Option awards ($) (1)	All other compensation ($) (2)	Total ($)
Stanton E. Ross	2024	$112,885	$—	$42,600	(3)	$—	$6,175	$161,660
Chairman and CEO	2023	$250,000	$—	$87,325	(5)	$—	$11,200	$348,525

Thomas J. Heckman	2024	$51,923	$—	$—		$—	$2,885	$54,808
CFO, Treasurer and Secretary	2023	$120,000	$—	$18,713	(6)	$—	$6,354	$145,067

Peng Han	2024	$112,885	$—	$31,950	(4)	$—	$5,706	$150,541
COO	2023	$250,000	$—	$24,950	(7)	$—	$10,821	$285,771

(1) Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted.

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(2) Amounts included in all other compensation include the following items: the employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. We are required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee (i) is 100% vested at all times in the employee contributions and employer matching contributions; (ii) receives Company paid healthcare insurance; (iii) receives Company paid contributions to health savings accounts; and (iv) receives Company paid life, accident and disability insurance. See “All Other Compensation Table” below.

(3) Stock awards include the following restricted stock granted during 2024 to Mr. Ross: 10 shares at $4,260.00 per share that vest 100% on January 31, 2025, subject to Mr. Ross remaining an employee of the Company at that point in time.

(4) Stock awards include the following restricted stock granted during 2024 to Mr. Han: 8 shares at $4,260 per share, of which 2 shares vested immediately on January 31, 2024 at $4,260 per share and the remaining to vest 2 shares annually beginning on January 31, 2025 through January 31, 2028, subject to Mr. Han remaining an employee of the Company at that point in time.

(5) Stock awards include the following restricted stock granted during 2023 to Mr. Ross: 9 shares at $9,988.00 per share that vested 50% on January 10, 2024 and 50% on January 10, 2025, subject to Mr. Ross remaining an employee of the Company at that point in time.

(6) Stock awards include the following restricted stock granted during 2023 to Mr. Heckman: 2 shares at $9,988.00 per share that vested on April 1, 2023.

(7) Stock awards include the following restricted stock granted during 2023 to Mr. Han: 3 shares at $9,988.00 per share that vest 20% annually on the anniversary of January 10 from 2024 to 2028, subject to Mr. Han remaining an employee of the Company at that point in time.

All Other Compensation Table

Name and Principal Position	Year	401(k) Plan contribution by Company	Company paid healthcare insurance	Flexible & health savings account contributions by Company	Company paid life, accident & disability insurance	Other Contractual payments	Total ($)
Stanton E. Ross	2024	$4,635	$—	$719	$821	$—	$6,175
Chairman and CEO	2023	$11,200	$—	$1,100	$821	$—	$13,121

Thomas J. Heckman	2024	$1,869	$—	$379	$637	$—	$2,885
CFO, Treasurer and Secretary	2023	$4,800	$—	$895	$659	$—	$6,354

Peng Han	2024	$4,885	$—	$—	$821	$—	$5,706
COO	2023	$10,000	$—	$—	$821	$—	$10,821

Compensation Policy. Our executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable us to achieve earnings and profitability growth to satisfy its stockholders. We must, therefore, create incentives for these executives to achieve both our and individual performance objectives using performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

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Compensation Components. The main elements of its compensation package consist of base salary, stock options or restricted stock awards and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis but may take place more often in the discretion of the Compensation Committee.

On January 31, 2024, the Compensation Committee approved the annual base salaries of Stanton E. Ross, Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, and Peng Han, Chief Operating Officer, at $250,000, $120,000, and $250,000, respectively, for 2024. However, the officers voluntarily reduced their salaries throughout 2024 to the amounts indicated in the Summary Compensation Table to support the Company’s cash flow position.

The Compensation Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both the individual and our performances and will include both objective and subjective criteria specific to each executive’s role and responsibility with us.

Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive with us, tenure with us, as well as our performance. The vesting period of options and restricted stock is also tied, in some instances, to our performance directly related to certain executive’s responsibilities with us. The Compensation Committee determined that Messrs. Ross and Han were eligible for awards of stock options or restricted stock in 2024 based on their performance. Refer to the “Grants of Plan-Based Awards” table below for restricted stock awards made in 2024. The Committee also determined that Messrs. Ross, Heckman, and Han would be eligible in 2024 for awards of restricted stock or stock options. On January 31, 2024, the Compensation Committee awarded Stanton E. Ross 200 shares of restricted common stock that will vest 100% on January 31, 2025 provided that he remains an officer on such dates. Peng Han was awarded 150 shares of restricted common stock, of which 30 shares vested immediately on January 31, 2024 at $213.00 per share and the remaining to vest 30 shares annually beginning on January 31, 2025 through January 31, 2028, provided that he remains an officer on such dates.

Bonuses. The Compensation Committee determined to award no bonuses to each of the executive officers in 2023 and 2024, as set forth in the foregoing table. Refer to the “Summary Compensation Table” above.

Other. In July 2008, we amended and restated our 401(k) Plan. The amended 401(k) Plan requires us to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employees’ elective deferrals between 4% and 5%. We have made matching contributions for executives who elected to contribute to the 401(k) Plan during 2024. Each participant is 100% vested at all times in employee and employer matching contributions. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of our Common Stock held in the 401(k) Plan. We have no profit-sharing plan in place for our employees. However, we may consider adding such a plan to provide yet another level of compensation to our compensation plan.

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The following table presents information concerning the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2024:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All other stock awards: Number of shares of stock or units: (#) (1) (2)		Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (2)
Stanton E. Ross
Chairman and CEO	January 31, 2024	January 31, 2024	10	(1)	$4,260.00	$42,600

Thomas J. Heckman
CFO, Treasurer and Secretary	-	-	-		$-	$-

Peng Han
COO	January 31, 2024	January 31, 2024	8	(1)	$4,260.00	$31,950

(1) These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a one-year period (100% on January 31, 2025) contingent upon whether the individual is still employed by us at that point.

(2) Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to Note 16 to the consolidated financial statements that appear in our Annual Report on Form 10-K, filed with the SEC on April 1, 2024, for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross and Thomas J. Heckman. In April 2018 we amended these agreements.

Retention Agreements - Potential Payments upon Termination or Change of Control

The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on January 1, 2024 and that the amendments to the retention agreements of each person were in effect.

Retention Agreement Compensation

Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total
Stanton E. Ross	$125,000	$500,000	$625,000
Thomas J. Heckman	$115,000	$460,000	$575,000
Total	$240,000	$960,000	$1,200,000

The retention agreements guarantee the executive officers’ specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for Good Reason or is involuntarily terminated without Cause.

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Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (iii) a majority of the Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; (iv) the Company’s Chief Executive Officer the CEO is replaced and/or dismissed by stockholders without the approval of the Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.

“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.

“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.

If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:

(a)	The Company shall pay the executive severance pay equal to 12 months of his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;
(b)	The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and
(c)	The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.

The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’ policies, within ten days of submission of appropriate evidence thereof by the executive.

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The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2024:

Outstanding Equity Awards at Fiscal Year-End

Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (1)	Market value of shares or units of stock that have not vested (2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested
Stanton E. Ross
Chairman and CEO		-	-	-	-	14	$14,708	-	$-

Thomas J. Heckman
CFO, Treasurer and Secretary	-	-	-	-	-	-	$-	-	$-

Peng Han
COO	-	-	-	-	-	8	$8,405	-	$-

(1) These stock option and restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over the prescribed period contingent upon whether the individual is still employed by the Company at that point.

(2) Market value based upon the closing market price of $1,050.60 on December 31, 2024.

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The following table presents information concerning the stock options exercised and the vesting of restricted stock awards during 2024 for the Named Executive Officers for the year ended December 31, 2024:

	Option Exercises and Restricted Stock Vested
	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross Chairman and CEO	-	$-	9	$37,450	(1)

Thomas J. Heckman CFO, Treasurer and Secretary	-	$-	-	$-

Peng Han COO	-	$-	2	$10,670	(2)

(1)	Based on the closing market price of our common stock of $4,385.00 on January 10, 2024, the date of vesting for 9 shares of common stock, and the closing market price of our common stock of $4,180.00 on January 7, 2024, the date of vesting for 8,750 shares of common stock for Mr. Ross.

(2)	Based on the closing market price of our common stock of $4,260.00 on January 31, 2024, the date of vesting for 1 share of common stock, the closing market price of our common stock of $4,180.00 on January 7, 2024, the date of vesting for and the closing market price of our common stock of $4,385.00 on January 10, 2024, the date of vesting for 1 share of common stock for Mr. Han.

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans (defined below under “Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action”) is in the discretion of the administrator and therefore cannot be determined in advance. The Board’s policy in 2024 was to grant officers an award of 10 restricted shares of common stock to our CEO and 8 restricted shares of common stock to our COO and each non-employee director no award of options or restricted stock, all subject to vesting requirements.

The following table sets forth (a) the aggregate number of shares of Common Stock subject to options granted under the Plans during the year ended December 31, 2024 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

	Number of
	Restricted
	Shares of	Number of	Average per
	Common	Options	Share Exercise
Name of Individual or Group	Stock Granted	Granted	Price
Stanton E. Ross, Chairman of the Board of Directors & CEO	10	-	$-
Leroy C. Richie, Director	-	-	$-
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	-	-	$-
Peng Han, COO	8	-	$-
All executive officers, as a group	18	-	$-
All directors who are not executive officers, as a group	-	-	$-
All employees who are not executive officers, as a group	23	-	$-

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INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2024, the Company had adopted ten separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”), (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”), (vi) the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”), (vii) the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”), (viii) the 2018 Stock Option and Restricted Stock Plan (the “2018 Plan”), (ix) the 2020 Stock Option and Restricted Stock Plan (the “2020 Plan”), and (x) the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”). The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan, 2015 Plan, 2018 Plan, 2020 Plan and 2022 Plan are referred to as the “Plans.”

Stock option grants. The Company believes that such awards better align the interests of our employees with those of its stockholders. Option awards have been granted with an exercise price equal to the market price of its stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards typically provide for accelerated vesting if there is a Change in Control (as defined in the Plans). The Company has registered all shares of Common Stock that are issuable under its Plans with the SEC. A total of 69 shares remained available for awards under the various Plans as of December 31, 2024.

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. The Compensation Committee of our Board (the “Compensation Committee”) administers the Plans by making recommendations to the Board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the Common Stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

We have filed various registration statements on Form S-8 and amendments to previously filed Form S-8’s with SEC, which registered Common Stock issued or to be issued underlying the awards under the Plans.

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The following table sets forth certain information regarding the Plans as of December 31, 2024:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	27	$91,100.00	69
Equity compensation plans not approved by stockholders	—	$—	—
Total all plans	27	$91,100.00	69

Pay Versus Performance

The following table sets forth compensation information for our Chief Executive Officer, Stanton E. Ross, referred to in the tables below as the PEO, and our Chief Financial Officer, Thomas J. Heckman, and our Chief Operating Officer, Peng Han, referred to in the tables below as the Non-PEO NEOs, for purposes of comparing their respective compensation to our net loss, calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2024 and 2023.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Net Income (Loss)
	(1)	(2)	(3)	(4)
2024	$161,660	$(116,097)	$102,675	$88,325	$(21,715,725)
2023	$348,525	$(279,525)	$215,419	$205,552	$(25,463,949)

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Ross in the Summary Compensation Table for the fiscal years ended December 31, 2024 and 2023.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Ross during the applicable year, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “PEO Equity Award Adjustment Breakout” below for further information.

(3)	The dollar amounts reported are the average total compensation reported for our Non-PEO NEO in the Summary Compensation Table for the fiscal years ended December 31, 2024 and 2023.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our Non-PEO NEOs. The dollar amounts reported are the average total compensation reported for our Non-PEO NEOs in the Summary Compensation Table for the fiscal years ended December 31, 2024 and 2023, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “Non-PEO NEOs Equity Award Adjustment Breakout” below for further information.

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PEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2024	$161,660	$(42,600)	$10,600	$(13,913)	$-0-	$350	$116,097
2023	$348,525	$(87,325)	$37,100	$(21,700)	$-0-	$2,925	$279,525

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

Non-PEO NEOs Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year (1)	Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity Awards for Non-PEO NEOs(2)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEOs
2024	$102,675	$(15,975)	$3,975	$(5,565)	$3,195	$50	$88,325
2023	$215,419	$(12,475)	$5,300	$(4,960)	$-0-	$2,268	$205,552

(1)	All the amounts are average for Non-PEO NEOs.

(2)	Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Stock, to file with the SEC reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file such reports by such dates during fiscal year ended December 31, 2024. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the beginning of the last two fiscal years ended December 31, 2024 and 2023 to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Transactions with Managing Member of Nobility Healthcare

The Company accrued reimbursable expenses payable to Nobility, LLC totaling $245,716 and $619,301 as of December 31, 2024 and 2023, respectively. Total management fees accrued and payable in accordance with the operating agreement totaled $38,625 and $49,014 as of December 31, 2024 and 2023, respectively. The company recorded management fee expense of $67,905 and $169,075 for the years ended December 31, 2024 and 2023, respectively.

Transaction with Chief Executive Officer of TicketSmarter

On September 22, 2023, a trust, the beneficiaries of which are TicketSmarter’s Chief Executive Officer and his spouse, made a loan in the amount of $2,325,000 to TicketSmarter to support TicketSmarter’s operations. On October 2, 2023 an additional $375,000 was advanced to Ticketsmarter. The transaction was recorded as a related party note payable (the “TicketSmarter Related Party Note”). The TicketSmarter Related Party Note bears interest of 13.25% per annum with repayment beginning January 2, 2024. As of December 31, 2024 and 2023, the entire TicketSmarter Related Party note balance totaled $2,700,000, and is classified as current, with an accrued interest balance of $488,711 and $95,031, respectively. The use of proceeds of the TicketSmarter Related Party Note was to resolve numerous outstanding payables at a discounted rate, the discount received to resolve such outstanding payables is recognized as a gain on extinguishment of liabilities on the statement of operations. Additionally, these negotiations relieved TicketSmarter of numerous future obligations following fiscal year 2023.

On August 19, 2024, the parties agreed to amend the note whereby the repayment dates were extended to begin on January 2, 2025 and continue at $54,000 for 50 consecutive weeks plus interest. The parties did not change any other provisions or terms of the note. The amendment was determined to be a modification of the note rather than an extinguishment and reissuance of a new note. No payments have been made to date in 2025.

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Related Person Transaction Policy

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Company’s policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of the Company’s Common Stock or any other class of the Company’s voting equity securities; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person.

In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.

The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

Company Related Party Note

On August 22, 2024, Digital Ally’s Chief Executive Officer, made a loan in the amount of $100,000 to the Company to support its operations. In addition, on October 24, 2024, Digital Ally’s Chief Executive Officer, made an additional loan in the amount of $40,000 to the Company to support its operations. These transactions were recorded as related party notes payable (the “Company Related Party Notes”). The Company Related Party Notes bear interest at prime rate (8.00% as of December 31, 2024) per annum with repayment due on demand. As of December 31, 2024, the entire Company Related Party note of $140,000, is classified as current, with an accrued interest balance of $3,465.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 5, 2025, the Audit Committee of the Board of Directors has appointed Victor Mokuolu CPA PLLC as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of Victor Mokuolu CPA PLLC, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that Victor Mokuolu CPA PLLC is well suited to provide the services that we require in 2025 and beyond. Representatives of Victor Mokuolu CPA PLLC will not be in attendance at the Annual Meeting, and therefore unavailable to respond to questions or to make a statement.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VICTOR MOKUOLU CPA PLLC AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF DIGITAL ALLY, INC. FOR THE YEAR ENDING DECEMBER 31, 2025.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

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REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2024, which includes our consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the fiscal years ended December 31, 2024 and December 31, 2023 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2024, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the fiscal year ended December 31, 2024. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” Finally, the Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Leroy C. Richie, Chairman
D. Duke Daughtery
Charles M. Anderson

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 29, 2025, information regarding beneficial ownership of our Common Stock for:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our executive officers;
●	each of our directors; and
●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the United States Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of September 29, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable

Common Stock subject to securities currently exercisable or exercisable within sixty (60) days September 29, 2025 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Digital Ally, Inc., 6366 College Blvd., Overland Park, KS, 66211.

	Number of Shares of Common Stock Beneficially Owned (1)			% of Total
	Shares	%		Voting Power
5% or Greater Stockholders:
None	—	—		—
Executive Officers and Directors:
Stanton E. Ross(2)	69	*
Leroy C. Richie(3)	10	*		*
D. Duke Daughtery	1	*		*
Thomas J. Heckman(4)	70	*		*
Peng Han(5)	15	*		*
Charles M. Anderson	-0-	*		*

All executive officers and directors as a group (five individuals)	165	*	%	* %

* Represents less than 1%.

(1)	Based on 1,727,421 shares of common stock issued and outstanding as of September 29, 2025 and, with respect only to the ownership by all executive officers and directors as a group
(2)	Mr. Ross’s total shares of common stock include 9 restricted shares that are subject to forfeiture to us.
(3)	Mr. Richie’s total shares of common stock include 9 shares of common stock to be received upon the exercise of vested options.
(4)	Mr. Heckman’s total shares of common stock include 43 shares of common stock held in the Company’s 401(k) Retirement Savings Plan the 401(k) Plan (on December 31, 2024) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.
(5)	Mr. Han’s total shares of common stock include (i) 9 restricted shares that are subject to forfeiture to us and (ii) 1 shares of common stock to be received upon the exercise of vested options.

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PROPOSAL THREE

APPROVAL OF THE NOTE AND WARRANT PROPOSAL

Summary

The purpose of this Proposal is to approve the transactions contemplated by the securities purchase agreement, entered into as of September 15, 2025, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of our Common Stock, par value $0.001 per share Common Stock upon (i) conversion of the senior secured convertible notes due September 15, 2026, and (ii) exercise of the Common Stock Purchase Warrants dated September 15, 2025

Background

On September 15, 2025, Digital Ally, Inc. (the “Company”) entered into and consummated the initial closing (the “First Closing”) of the transactions contemplated by a Securities Purchase Agreement, dated as of September 15, 2025 (the “Purchase Agreement”), between the Company and a certain investor (the “Purchaser”).

At the First Closing, the Company issued and sold to the Purchaser Senior Secured Convertible Notes in the aggregate original principal amount of $806,451.61 (the “Notes”) and warrants (the “Warrants”). The Purchase Agreement provided for seven percent (7%) original interest discount resulting in gross proceeds to the Company of $750,000. Interest on the note is eight percent (8%). The Warrants are exercisable for an aggregate 476,569 shares at an exercise price of $2.124 per share of the Company’s Common Stock, par value $0.001 per. Subject to applicable limitations as set forth in the Purchase Agreement, the Warrants have an initial exercise date of September 15, 2025, and a termination date on the five-year anniversary of the initial exercise date.

Subject to certain conditions, within two (2) business days from the effectiveness date of the registration statement required under the Purchase Agreement, and while the Notes remain outstanding, the Purchaser and the Company will consummate a second closing of an aggregate of $250,000 of Notes and Warrants on the same terms and conditions as the First Closing.

The Notes are convertible into shares of Common Stock at the election of the Purchaser at any time at a conversion price at a ten percent (10%) discount to the volume weighted average price in the five (5) day period prior to the date of closing (the “Conversion Price”) per share of Common Stock. The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). Subject to certain conditions, including certain equity conditions, the Company may redeem some or all of the then outstanding principal amount of the Note for cash in an amount equal to one hundred ten percent (110%) of the outstanding principal amount of the Notes (the “Optional Redemption Amount”).

The Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries, other than (i) TicketSmarter, Inc., which shall grant a second priority security interest, and (ii) Digital Ally Healthcare, Inc. and Nobility Healthcare, LLC, each of which shall not grant a security interest, and are secured by substantially all of the Company’s assets, as evidenced by (i) a Security Agreement entered into at the Closing (the “Security Agreement”), (ii) a Trademark Security Agreement entered into at the Closing (the “Trademark Security Agreement”), (iii) a Patent Security Agreement entered into at the Closing (the “Patent Security Agreement”), and (iv) a Guaranty executed by all direct and indirect subsidiaries of the Company, other than Digital Ally Healthcare, Inc. and Nobility Healthcare, LLC, (the “Guaranty”) pursuant to which each of them has agreed to guaranty the obligations of the Company under the Notes.

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Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers fully convert the Convertible Notes and/or exercise the Warrants. Further, because of the possibility that the Conversion Price and the respective exercise price of the Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 3 will apply to all issuances of Common Stock pursuant to the Convertible Notes and Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Marketplace Rule 5635(d ) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the transactions contemplated by the transaction documents in connection with the Purchase Agreement, including full issuance of shares of Common Stock upon the conversion of the Convertible Notes and exercise of the Warrants into shares of Common Stock, may require stockholder approval.

If our stockholders do not approve this Proposal, (i) the Convertible Notes will not be fully convertible and the Warrants will not be fully exercisable in a manner that complies with Nasdaq Marketplace Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 3 when such failure would prohibit us to satisfying our obligations under the Convertible Notes and the Warrants might constitute an Event of Default under the Convertible Notes and Warrants, and result in an obligation to immediately purchase back in cash any outstanding principal amount of the Convertible Notes or unexercised Warrants at the amounts as described in the Convertible Notes and Warrants, as applicable.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement, the Convertible Notes and the Warrants. The full text of the Purchase Agreement, the form of Convertible Notes, and the form of Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 17, 2025.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the Note and Warrant Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE NOTE AND WARRANT PROPOSAL.

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PROPOSAL FOUR

APPROVAL TO ISSUE ALL OF THE PURCHASE SHARES IN CONNECTION WITH THE COMMITTED EQUITY FINANCING

Summary

The purpose of this Proposal is to approve the transactions contemplated by the common stock purchase agreement, entered into as of September 15, 2025 the ELOC Purchase Agreement, by and between the Company and a certain institutional investor, including, the issuance of 20% or more of our outstanding shares of Common Stock pursuant to the ELOC Purchase Agreement.

Background

On September 15, 2025 the Closing Date, the Company entered into a Common Stock Purchase Agreement the ELOC Purchase Agreement, with an certain investor (the “ELOC Investor”), providing for a committed equity financing facility, pursuant to which, upon the terms and subject to the satisfaction of the conditions contained in the ELOC Purchase Agreement, the ELOC Investor has committed to purchase, at the Company’s direction in its sole discretion, up to an aggregate of $25,000,000 (the “Total Commitment”) of the shares of the Company’s Common Stock, subject to certain limitations set forth in the ELOC Purchase Agreement, from time to time during the term of the ELOC Purchase Agreement (the “Purchase Shares”). Concurrently with the execution of the ELOC Purchase Agreement, the Company and the ELOC Investor also entered into a Registration Rights Agreement, dated as of September 15, 2025 (the “ELOC Registration Rights Agreement”), pursuant to which the Company agreed to file with the SEC one or more registration statements, to register under the Securities Act, the offer and resale by the ELOC Investor of all of the Purchase Shares that may be issued and sold by the Company to the ELOC Investor from time to time under the ELOC Purchase Agreement.

Sales of Purchase Shares by the Company to the ELOC Investor under the ELOC Purchase Agreement, if any, may occur, from time to time at the Company’s sole discretion, over a period commencing upon the initial satisfaction of all conditions to the ELOC Investor’s purchase obligations set forth in the ELOC Purchase Agreement (the “Commencement,” and the date on which the Commencement occurs, the “Commencement Date”), including that the initial Registration Statement the Company is required to file with the SEC pursuant to the Registration Rights Agreement is declared effective by the SEC, and ending on the first day of the month next following the 36-month anniversary of the Closing Date, unless the ELOC Purchase Agreement is terminated earlier under its terms.

From and after the Commencement Date, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion, to direct the ELOC Investor to purchase amounts of Purchase Shares that are specified by the Company to the ELOC Investor in writing, subject to certain maximum amounts calculated pursuant to the ELOC Purchase Agreement (each such purchase, an “ELOC Agreement Purchase”). The purchase price per share to be paid by the ELOC Investor for Purchase Shares that the Company may elect to sell to the ELOC Investor will be equal to 92% of lowest daily trade price during a three day valuation period of the Common Stock immediately following the date that the purchase notice with respect to the particular ELOC Agreement Purchase (each, a “ELOC Purchase Notice”) is timely delivered from the Company to the ELOC Investor. The Company may deliver an ELOC Purchase Notice to the Investor on any trading day selected by the Company, provided however, an ELOC Purchase Notice may not be delivered within twenty-four (24) hours of the previous ELOC Purchase Ending Time, as defined in the ELOC Purchase Agreement. After an ELOC Agreement Purchase, the Company may only make a subsequent ELOC Agreement Purchase within the ELOC Purchase Valuation Period, as defined in the ELOC Purchase Agreement, if the aggregate daily trading volume exceeds 300% of the initial ELOC Purchase Share Amount.

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The maximum number of Purchase Shares that may be required to be purchased pursuant to a ELOC Agreement Purchase Notice will be (A) such number of shares of Common Stock equal to the lowest of: of (i) 75% of the average daily trading volume over the five (5) trading days before the date of the ELOC Purchase Notice, (ii) 25% of the daily trading volume on the date of the ELOC Purchase Notice, and (iii) $600,000 divided by the last closing price on the applicable date of the ELOC Purchase Notice, or (B) if the aggregate daily trading volume exceeds 1000% of the initial ELOC Purchase Share Amount, as defined in the ELOC Purchase Agreement, then such number of shares of Common Stock equal to 600% of the number of shares of Common Stock in (A). There are no upper limits on the price per share that the Investor must pay for Purchase Shares the Company directs the ELOC Investor to purchase in a ELOC Agreement Purchase under the ELOC Purchase Agreement. The purchase price per Purchase Share that the Company directs the ELOC Investor to purchase in a ELOC Agreement Purchase under the ELOC Purchase Agreement will be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the period used to determine the purchase price to be paid by the ELOC Investor for such shares in such ELOC Agreement Purchase.

The ELOC Investor has no right to require the Company to sell any Purchase Share to the ELOC Investor, but the ELOC Investor is obligated to make purchases of Purchase Shares as directed by the Company, subject to the satisfaction of conditions set forth in the ELOC Purchase Agreement at Commencement and thereafter at each time that the Company may direct the ELOC Investor to purchase the Purchase Shares under the ELOC Purchase Agreement. Actual sales of Purchase Shares by the Company to the ELOC Investor under the ELOC Purchase Agreement, if any, will depend on a variety of factors to be determined by the Company in its sole discretion from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The Company may not issue or sell any shares of its Common Stock to the ELOC Investor under the ELOC Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the ELOC Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the ELOC Investor beneficially owning more than 4.99% of the outstanding shares of the Common Stock.

Under the applicable rules of the Nasdaq Capital Market (the “Nasdaq CM”), in no event may the Company issue to the ELOC Investor and any of its affiliates under the ELOC Purchase Agreement, or otherwise, more than 345,311 shares of Common Stock, which number of shares represents 19.99% of the shares of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock to the ELOC Investor and any of its affiliates in excess of the Exchange Cap under the Purchase Agreement, or otherwise, and in accordance with applicable Nasdaq CM listing rules. The Exchange Cap will not be applicable to limit the number of shares of Common Stock that the Company may sell to the ELOC Investor in any ELOC Agreement Purchase that the Company effects pursuant to the ELOC Purchase Agreement (if any), to the extent the purchase price per share paid by the ELOC Investor for the shares of Common Stock in such ELOC Agreement Purchase is equal to or greater than the greater of book or market value of the Common Stock (calculated in accordance with the applicable listing rules of the Nasdaq CM) at the time the Company delivers the ELOC Agreement Purchase Notice for such ELOC Agreement Purchase to the ELOC Investor, adjusted as required by the Nasdaq CM to take into account the Company’s payment of the Commitment Fee (as defined below) to the ELOC Investor and the amount paid as reimbursement for the legal fees and disbursements of the ELOC Investor’s counsel in connection with this committed equity financing, each as described in more detail below, and otherwise as may be necessary to ensure compliance with the applicable rules of the Nasdaq CM. In any event, the ELOC Purchase Agreement specifically provides that the Company may not issue or sell any shares of Common Stock under the ELOC Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of Nasdaq CM.

The net proceeds from sales, if any, under the ELOC Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its Common Stock to the ELOC Investor. The proceeds from any sales, if any, will be used by the Company in the manner as will be set forth in the prospectus included in any registration statement filed pursuant to a registration rights agreement.

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There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the ELOC Purchase Agreement or ELOC Registration Rights Agreement, other than (i) a prohibition (with certain limited exceptions) on the Company entering into specified “Variable Rate Transactions” (as such term is defined in the ELOC Purchase Agreement), and (ii) a prohibition during the ELOC Agreement Purchase Valuation Period (as defined in the ELOC Purchase Agreement), to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the ELOC Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the ELOC Registration Rights Agreement. Such Variable Rate Transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of the Common Stock after the date of issuance, or the Company effecting or entering into an agreement to effect an “equity line of credit,” an “at the market offering” or other similar continuous offering with a third party, in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at future determined prices. Subject to certain exceptions set forth in the ELOC Purchase Agreement such restrictions shall remain in effect for a period commencing on the Closing Date and ending on first day of the month next following the 36-month anniversary of the Closing Date. During the term of the ELOC Purchase Agreement, the ELOC Investor covenanted not to enter into or effect, in any manner whatsoever, directly or indirectly, any short sales of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock.

As consideration for the ELOC Investor’s commitment to purchase the Purchase Shares upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, including a commitment fee equaling to 3.0% of the Total Commitment, which will be paid (i) in shares of Common Stock equal to 9.99% of the shares of Common Stock outstanding on the date of execution of the ELOC, with the value per share to be based on the 5-day VWAP beginning on the date the resale registration statement is declared effective, subject to certain ownership limitations, and (ii) the balance, in cash using the 30% of the proceeds from any subsequent financings, including the ELOC. In addition, as required under the ELOC Purchase Agreement, the Company has reimbursed the ELOC Investor for the reasonable legal fees and disbursements of the ELOC Investor’s legal counsel in the amount of $30,000.

The ELOC Purchase Agreement will automatically terminate upon the earliest of (i) the first day of the month next following the 36-month anniversary of the Closing Date, (ii) the ELOC Investor’s purchase of Purchase Shares having an aggregate purchase price equal to Total Commitment under the ELOC Purchase Agreement, or (iii) the occurrence of certain other events set forth in the ELOC Purchase Agreement. The Company has the right to terminate the ELOC Purchase Agreement at any time after Commencement, at no cost or penalty, upon five (5) trading days’ prior written notice to the ELOC Investor, subject to certain conditions and the survival of certain provisions of the ELOC Purchase Agreement and the ELOC Registration Rights Agreement. The ELOC Investor may terminate the ELOC Purchase Agreement upon five (5) trading days’ prior written notice after the occurrence of certain events, including the occurrence of a Material Adverse Effect or a Fundamental Transaction (as such terms are defined in the ELOC Purchase Agreement) or upon the occurrence of certain other events as set forth in the ELOC Purchase Agreement. Neither the Company nor the ELOC Investor may assign or transfer their respective rights and obligations under the ELOC Purchase Agreement, and no provision of the ELOC Purchase Agreement or the ELOC Registration Rights Agreement may be modified or waived by the Company or the ELOC Investor.

The ELOC Purchase Agreement and the ELOC Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Company elects to issue the Purchase Shares. Stockholder approval of Proposal No. 4 will apply to all issuances of Purchase Shares, including such potential issuance of additional shares.

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Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the transactions contemplated by the transaction documents in connection with the ELOC Purchase Agreement, including full issuance of the Purchase Shares, may require stockholder approval.

If our stockholders do not approve this Proposal, the Purchase Shares will not be fully issuable in a manner that complies with Nasdaq Marketplace Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 4 when such failure would prohibit us to satisfying our obligations under the ELOC Purchase Agreement might constitute an Event of Default under the ELOC Purchase Agreement.

Additional Information

This summary is intended to provide you with basic information concerning the Committed Equity Financing. The full texts of each of the form of the ELOC Agreement and form of ELOC Registration Rights Agreement were filed as exhibits to our Current Report on Form 8-K, filed with the SEC on September 17, 2025.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the ELOC Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ELOC PROPOSAL.

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PROPOSAL FIVE

TO AMEND THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 375,000 SHARES TO 375,045 SHARES.

The Company is seeking stockholder approval for an amendment to the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”) to increase the number of shares reserved for issuance under the 2022 Plan from 45 shares of Common Stock to 375,045 shares of Common Stock (the “2022 Plan Amendment”). The 2022 Plan Amendment was adopted by the Board on August 23, 2023, subject to stockholder approval at the Annual Meeting. As of December 31, 2024 there were 51  subject to restricted stock awards or stock options issued. We made such grants generally in lieu of cash bonuses and compensation, which helped to conserve cash in 2022 and to-date in 2024 and plan to do the same during the remainder of 2025 and beyond. As a result of past grants, as of December 31, 2024, we have 45 shares remaining available for awards under the 2022 Plan without consideration of the additional shares proposed by the 2022 Plan Amendment. The 2022 Plan Amendment is attached to this Proxy Statement as Appendix A.

The purpose of the 2022 Plan is to offer all our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success and remain in service to the Company and to attract new employees, directors and consultants. The 2020 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2022 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one (1) or more years for officers and employees, and one (1) year for directors. Stock options generally can be exercised within seven (7) to ten (10) years.

The Board of Directors believes that it is in the best interests of the Company and our stockholders for the Company to approve the 2022 Plan Amendment. There are relatively few shares available for grant under the existing stock option plans of the Company. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our Named Executive Officers and directors have an interest in this proposal because they are expected to receive awards under the 2022 Plan if the 2022 Plan Amendment is approved at the Annual Meeting.

Summary of the Amendment to the 2022 Stock Option and Restricted Stock Plan

Our Board of Directors adopted the 2022 Plan on October 12, 2022 and the 2022 Plan was approved by the stockholders at the 2022 annual meeting of stockholders held on December 7, 2022. At the Annual Meeting, we are asking stockholders to approve the 2022 Plan Amendment to increase the number of shares of Common Stock issuable under the 2022 Plan by 45 shares. The 2022 Plan currently authorizes us to issue 45 shares of Common Stock upon exercise of options and grant of restricted stock awards, which will be increased to a total of 375,045 shares reserved if the stockholders approve the 2022 Plan Amendment. Stock options and restricted stock representing a total of zero shares of Common Stock have been granted under the 2022 Plan to date. The 2022 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards and (ii) to non-employee directors and consultants non-qualified stock options and restricted stock. As of December 31, 2024 , approximately twenty-eight (28) employees, three (3) executive officers, and three (3) non-employee directors  were eligible to participate in the 2022 Plan.

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The following paragraphs provide a summary of the principal features of the 2022 Plan and its operation. The following summary is qualified in its entirety by reference to the 2022 Plan as set forth in Appendix A to the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on October 28, 2022.

Objectives. The objective of the 2022 Plan is to provide incentives to our key employees, directors and consultants to achieve financial results aimed at increasing shareholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2022 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board will administer the 2022 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2020 Plan and to establish and amend rules for its administration subject to the 2022 Plan’s limitations.

Number of Shares of Common Stock Available Under the 2022 Plan. There are currently 45 shares of our Common Stock reserved for issuance under the 2022 Plan. If our stockholders approve the 2022 Plan Amendment, a total of 375,045 shares of our Common Stock will be reserved for issuance under the 2022 Plan.

Types of Grants. The 2022 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2022 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option-Exercise Price. Incentive stock options granted under the 2022 Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2022 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the 2022 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Common Stock, subject to restrictions.

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Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all the shares subject to the stock option.

Amendment and Termination of the 2022 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2022 Plan, except that stockholder approval will be required for any amendment to the 2022 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2022 Plan has a term of ten (10) years beginning October 12, 2022, unless terminated earlier by the administrator.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2022 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2022 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s Common Stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2022 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2022 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the Common Stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

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An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2022 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2022 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the 2022 Plan Amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 375,000 SHARES TO 375,045 SHARES.

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PROPOSAL SIX

A NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Summary

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. We value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our Named Executive Officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●	to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board will review the advisory voting results and will take them into account in making future executive compensation decisions.

Vote Required and Recommendation

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Nevada law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Say-On-Pay Proposal, which is non-binding on the Company.

At the Annual Meeting a vote will be taken on a non-binding advisory proposal to approve the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

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PROPOSAL SEVEN

a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation

Summary

Our stockholders are entitled to cast an advisory vote at the Annual Meeting regarding how frequently stockholders should consider and cast an advisory vote to approve the compensation of our Named Executive Officers. Under the Dodd-Frank Act, at least every six years, the Company is required to seek an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the compensation paid to our Named Executive Officers every year, every two years or every three years. Although this vote is advisory and non-binding, our Board will review voting results and give serious consideration to the outcome of such voting. We have not previously held an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote.

We believe that a three-year frequency is preferable for such vote because an annual or even biennial frequency creates the risk of relying upon hindsight to an unwarranted degree in evaluating the amount of executive compensation paid in one particular year. Our financial results in any particular year can be significantly impacted by factors beyond management’s control and for which our executives deserve neither credit nor blame, such as difficulties in forecasting in volatile economic conditions, or unexpected changes in the markets for our products and those of our customers. The determination of whether our executives’ compensation is closely tied to performance and properly rewards excellence is best viewed over a multi-year period.

In addition, a three-year frequency would lead to more thoughtful change, if we received an advisory vote disapproving of our executive compensation program. We would use the time to fully understand the specific stockholder concerns that led to that vote and to develop and consider alternatives. We would likely implement any resulting changes on a prospective basis beginning not earlier than the year following the stockholder vote in any case. This means that few if any of the changes would be reflected in the executive compensation reported in the Proxy Statement for the next stockholders’ meeting. If the vote is held on a three-year frequency, the additional time will lead to more informed changes and the creation of sufficient compensation data to permit meaningful evaluation of any changes.

The Board values and encourages constructive dialogue with our stockholders on compensation and other important governance topics. The Board currently believes that providing stockholders with an advisory vote on our executive compensation philosophy, policies and procedures every three years will enhance the value of stockholder communication by encouraging a longer-term focus. We note that stockholders will also be asked to express their views whenever we adopt or materially amend our executive equity compensation plans, and that stockholders can express their views to management or the Board at any time by contacting the Company secretary.

Vote Required and Recommendation

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Nevada law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Say-On-Frequency Proposal, which is non-binding on the Company. As to this proposal, a stockholder may: (i) vote in favor of every 1 YEAR as the frequency, (ii) vote in favor of every 2 YEARS as the frequency; (iii) vote in favor of every 3 YEARS as the frequency, or (iv) “ABSTAIN” with respect to the proposal.

Note that the proxy card provides for the four choices identified above and that you are not voting to approve or disapprove the Board’s recommendation. You should check only one alternative. The Board will consider the results of this advisory vote in determining the frequency of similar advisory votes in the future but is not bound by the results of the vote.

The outcome of this advisory vote will be determined by whichever of the choices (every three years, every two years or every year) receives the greatest number of votes cast. If at the most recent stockholder frequency vote a single frequency (i.e., three years, two years or one year) receives the support of a majority of the votes cast and we adopt a frequency that is consistent with that choice, we may exclude from future proxy statements any stockholder proposals that recommend a different frequency.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF HOLDING THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS EVERY 3 YEARS.

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ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than (i) one-hundred-and-twenty (120) days before the anniversary date of the Company’s release of the Proxy Statement to stockholders in connection with its previous year’s annual meeting of stockholders, or (ii) a reasonable time before the Company begins to print and send its proxy materials, in the event that the date of the 2026 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of the Annual Meeting.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director, that is required under the Exchange Act.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

ANNUAL REPORT

This Proxy Statement is accompanied by a copy of our 2024 Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS

_________, 2025	Stanton E. Ross Chairman of the Board and Chief Executive
Overland Park, Kansas	Officer

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APPENDIX A

AMENDMENT TO DIGITAL ALLY, INC.

2022 STOCK OPTION AND RESTRICTED STOCK PLAN

Pursuant to Section 12 of the Digital Ally, Inc. 2022 Stock Option and Restricted Stock Plan (the “Plan”), the Board of Directors (the “Board”) of Digital Ally, Inc. (the “Corporation”) hereby amends the Plan, subject to the approval of the Corporation’s stockholders. This Amendment to the Digital Ally, Inc. 2022 Stock Option and Restricted Stock Plan (the “Amendment”) is effective as of the date of stockholder approval as provided in Section 12 hereof.

1. PURPOSE OF THE AMENDMENT.

The Corporation wishes to amend the Plan to increase the aggregate number of Shares that may be granted under the Plan.

2. AMENDMENT.

Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

STOCK SUBJECT TO THE PLAN.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate three-hundred-seventy-five-thousand-and-forty-five (375,045)  shares of Common Stock.

This Amendment amends only the provision of the Plan as noted above, and those provisions not expressly amended herein shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

3. APPROVAL OF STOCKHOLDERS.

This Amendment was adopted by the Board on [__], 2025 and is subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than [__], 2025.

4. EXECUTION.

To record the adoption of this Amendment by the Board on [__], 2025, the Corporation has caused an authorized officer to affix the Corporate name hereto.

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80322-P39351

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIGITAL ALLY, INC.

The Board of Directors recommends that you vote as follows: "FOR" Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6 and "3 Years" on Proposal 7.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of the Directors of the Company:

NOMINEES

01) Stanton E. Ross
02) Charles M. Anderson
03) Leroy C. Richie
04) D. Duke Daughtery

		1 Year	2 Years	3 Years	Abstain
7.	Approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation.	☐	☐	☐	☐

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

NOTE: Please sign exactly as name appears below. When shares are held by joint owners both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V80323-P39351

DIGITAL ALLY, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON,
MONDAY, NOVEMBER 3, 2025

The undersigned hereby appoints **Stanton E. Ross and Thomas Heckman** as the true and lawful attorn, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of **Digital Ally, Inc.** held of record by the undersigned on October 8, 2025, at the Annual Meeting of Stockholders to be held at the corporate facility located at 6366 College Blvd., Overland Park, Kansas 66211, on Monday, November 3, 2025 at 1:00 p.m. CT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting.

(Continued and to be dated and signed on reverse side)